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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:              07/20/98

Investor Certificateholder Floating Allocation Percentage              94.38%
Investor Certificateholder Fixed Allocation Percentage                 97.90%
Aggregate Amount of  Collections                                 10,664,560.48
Aggregate Amount of  Interest Collections                       2,061,317.96
Aggregate Amount of  Principal Collections                      8,603,242.52
Class A Interest Collections                                    1,945,485.98
Class A Principal Collections                                   8,258,214.04
Seller Interest Collections                                       115,831.98
Seller Principal Collections                                      345,028.48
Weighted Average Loan Rate                                             14.06%
Net Loan Rate                                                          13.06%
Weighted Average Maximum Loan Rate                                     19.58%
Class A-1 Certificate Rate                                              5.88%
Maximum Investor Certificate Rate                                   13.06%
Class A-1 Certificate Interest Distributed                        673,818.47
Class A-1 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining               0.00
Unpaid Class A-1 Carryover Interest Amount                              0.00
Class A-2 Certificate Rate                                           5.79%
Maximum Investor Certificate Rate                                   13.06%
Class A-2 Certificate Interest Distributed                         29,194.56
Class A-2 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining               0.00
Unpaid Class A-2 Carryover Interest Amount                              0.00
Maximum Principal Dist. Amount (MPDA)                           8,422,961.57
Alternative Principal Dist. Amount (APDA)                       8,258,214.04
Rapid Amortization Period? (Y=1, N=0)                                   0.00
Scheduled Principal  Distribution Amount (SPDA)                 8,258,214.04
Principal  allocable to Class A-1                               7,910,369.81
Principal allocable to Class A-2                                  347,844.23
SPDA deposited to Funding Account                                    0.00
Accelerated Principal Distribution Amount                               0.00
APDA allocable to Class A-1                                             0.00
APDA allocable to Class A-2                                             0.00
Reimbursement to Credit Enhancer                                        0.00
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount              336,013.92
Reduction in Certificate Principal Balance
due to Current Class A-2 Liquidation Loss Amount                   14,775.61
Cumulative Investor Liquidation Loss Amount                       350,789.53
Total Principal allocable to A-1                                8,246,383.73
Total Principal allocable to A-2                                  362,619.84
Beginning Class A-1 Certificate Principal Balance             147,430,425.53
Beginning Class A-2 Certificate Principal Balance               6,482,878.45
Ending Class A-1 Certificate Principal Balance                139,184,041.81
Ending Class A-2 Certificate Principal Balance                  6,120,258.60
Class A-1 Factor                                                   0.3060167
Class A-2 Factor                                                   0.3060129
Pool Factor (PF)                                                   0.3240619
Retransfer Deposit Amount                                               0.00

Servicer Certificate (Page 2 of  3)
Distribution Date:                                                  07/20/98

Servicing Fees Distributed                                        130,279.91
Beg. Accrued and Unpaid Inv. Servicing Fees                             0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                           0.00
End. Accrued and Unpaid Inv. Servicing Fees                             0.00
Aggregate Investor Liquidation Loss Amount                        350,789.53
Investor Loss Reduction Amount                                          0.00
Beginning Pool Balance                                        165,643,948.69
Ending Pool Balance                                           157,013,601.23
Beginning Invested Amount                                     156,335,890.98
Ending Invested Amount                                        147,726,887.41
Beginning Seller Principal Balance                              9,308,057.71
Ending Seller Principal Balance                                 9,286,713.82
Additional Balances                                               345,028.48
Beginning Funding Account Balance                                       0.00
Ending Funding Account Balance                                          0.00
Ending Funding Account Balance
% (before any purchase of Subsequent Loans)                             0.00%
Principal Balance of Subsequent Loans                                   0.00
Beginning Reserve Account Balance                               1,211,294.00
Ending Reserve Account Balance                                  1,211,294.00
Beginning Seller Interest                                            4.9431%
Ending Seller's Interest                                             5.9146%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                       380
     Trust Balance                                               12,278,678.78
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                     96
     Trust Balance                                              3,066,335.15
   90+ days (Del Stat 3+)
     No. of Accounts                                                     282
     Trust Balance                                              8,315,757.00
   270+ days (Del Stat 9+)
     No. of Accounts                                                    117
     Trust Balance                                              3,777,819.73
   REO
     No. of Accounts                                                      44
     Trust Balance                                              1,478,022.76
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
Event of Default ?                                                       No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                                        No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                                        No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?    No
   Trigger Event ?                                                      No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                        460,860.46
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                          0.00
Application of Available Funds
     Aggregate Amount of Collections                             10,664,560.48
Servicer Certificate                                        (Page 3 of 3)
Distribution Date:                                          07/20/98

    Deposit for principal not used to purchase subsequent loans
     Servicing Fee                                                130,279.91
     Prinicpal and Interest to Class A-1                          8,920,202.20
     Prinicpal and Interest to Class A-2                          391,814.40
     Seller's portion of Principal and Interest                   460,860.46
     Funds deposited into Funding Account (Net)                   0.00
     Funds deposited into Spread  Account                         0.00
     Excess funds released to Seller                              761,403.51
     Total                                                       10,664,560.48


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders                             (Page 1 of 1)
Distribution Date:                                          07/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              94.3807%
Class A Certificateholder Fixed Allocation Percentage                 97.9045%
Beginning Class A-1 Certificate Balance                         147,430,425.53
Beginning Class A-2 Certificate Balance                           6,482,878.45
Class A-1 Certificate Rate                                         5.87625%
Class A-2 Certificate Rate                                         5.79000%
Class A-1 Certificate Interest Distributed                            1.481490
Class A-2 Certificate Interest Distributed                            1.459728
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Class A-2 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          18.130894
Class A-2 Certificate Principal Distributed                          18.130992
   Maximum Principal Distribution Amount                             17.739086
   Scheduled Principal  Distribution Amount (SPDA)                   17.392121
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.738776
Total Amount Distributed to Certificateholders                       18.872694
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                         0.00
Ending Class A-1 Certificate Balance                            139,184,041.81
Ending Class A-2 Certificate Balance                              6,120,258.60
Class A-1 Factor                                                  0.3060167
Class A-2 Factor                                                  0.3060129
Pool Factor (PF)                                                  0.3240619
Unreimbursed Liquidation Loss Amount                                   0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                  0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount         0.00
Class A Servicing Fee                                            130,279.91
Beginning Invested Amount                                    156,335,890.98
Ending Invested Amount                                       147,726,887.41
Beginning Pool Balance                                       165,643,948.69
Ending Pool Balance                                          157,013,601.23
Credit Enhancement Draw Amount                                         0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                   380
     Trust Balance                                           12,278,678.78
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                    96
     Trust Balance                                             3,066,335.15
   90+ days (Del Stat 3+)
     No. of Accounts                                                    282
     Trust Balance                                             8,315,757.00
   REO
     No. of Accounts                                                    44
     Trust Balance                                            1,478,022.76
Aggregate Liquidation Loss Amount for Liquidated Loans             400,570.82
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Class A-2 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                     0.00
Subsequent Mortgage Loans
     No. of Accounts                                                     0.00
     Trust Balance                                                       0.00